                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 11, 2001 (July 11, 2001)
                                                   -----------------------------





                                  AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)

           TENNESSEE                      000-22217              62-1493316
(State or other jurisdiction of          (Commission          (I.R.S. employer
incorporation or organization)          File Number)         identification no.)


        20 BURTON HILLS BOULEVARD
          NASHVILLE, TENNESSEE                                        37215
(Address of principal executive offices)                           (Zip code)


                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

         A press release issued by AmSurg Corp. on July 11, 2001 is attached hereto as Exhibit 99.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMSURG CORP.



                                    By:  /s/ Claire M. Gulmi
                                         ---------------------------------------
                                         CLAIRE M. GULMI

                                         Senior Vice President and Chief
                                         Financial Officer (Principal Financial
                                         and Duly Authorized Officer)




Date:  July 11, 2001

                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                    DESCRIPTION
  ------                    -----------

    99          Press release dated July 11, 2001